SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 6, 2000

                               Brenton Banks, Inc.
               (Exact Name of Registrant as Specified in Charter)


             Iowa                         000-06216              42-0658989
(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer/
        Incorporation)                                       Identification No.)


Suite 200, Capital Square, 400 Locust, Des Moines, Iowa               50309
        (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (515) 237-5100

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

ITEMS 1-4.  NOT APPLICABLE

ITEM 5.  OTHER EVENTS.

On July 7, 2000, Brenton Banks, Inc., an Iowa corporation ("Brenton"), and Wells Fargo & Company, a Delaware corporation ("Wells Fargo") jointly announced that they had signed a definitive agreement (attached hereto as Exhibit 2.1) for the acquisition of Brenton by Wells Fargo.

A copy of the press release jointly issued by Brenton and Wells Fargo is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

ITEM 6.  NOT APPLICABLE

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

Exhibit    Description
-------    -----------

2.1 Agreement and Plan of Reorganization, dated as of July 6, 2000, among Wells Fargo & Company, Brenton Banks, Inc. and Brenton Bank.

99.1       Press Release, dated July 7, 2000.

ITEM 8.  NOT APPLICABLE

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 13, 2000                   BRENTON BANKS, INC.


                                       By:  /s/ Steven T. Schuler
                                          --------------------------------------
                                          Name:  Steven T. Schuler
                                          Title: Chief Financial Officer,
                                                 Treasurer and Secretary


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


EXHIBIT INDEX

Exhibit    Description
-------    -----------

2.1 Agreement and Plan of Reorganization, dated as of July 6, 2000, among Wells Fargo & Company, Brenton Banks, Inc. and Brenton Bank.

99.1       Press Release, dated July 7, 2000.





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